MONTHLY SERVICING STATEMENT

Household Mortgage Loan Trust 2004-HC1

Payment Number	11
Beginning Date of Collection Period	01-Jun-05
End Date of Collection Period	30-Jun-05
Payment Date	20-Jul-05
Previous Payment Date	20-Jun-05

Funds Disbursement
Collected Funds	42,417,921.60
Available Payment Amount	42,210,461.88
Principal Collections	39,083,001.33
Interest Collections (net of servicing fee)	3,127,460.55
Net of Principal Recoveries	3,127,460.55
Principal Recoveries	0.00
Servicing Fee	207,459.72
Skip-A-Pay Advance	0.00
Skip-A-Pay Reimbursement	0.00

Disbursements	42,417,921.60
Interest Paid to Notes	1,179,346.22
Principal Paid to Notes	39,202,999.48
Transferor - pursuant to 5.01 (a) (xii)	1,828,116.18
Servicing Fee	207,459.72

Pool Balance
Beginning Pool Balance	497,903,338.07
Principal Collections (including repurchases)	39,083,001.33
Additional Principal Reduction Amount	119,998.15
Ending Pool Balance	458,700,338.59

Collateral Performance
Cash Yield (% of beginning balance)	8.04%
Loss Rate (net of principal recoveries; % of beginning balance)	0.29%
Net Yield	7.75%
Realized Losses	119,998.15
Cumulative Realized Losses	391,900.91
Cumulative Loss Percentage	0.05%
Delinquent Loans
One Payment Principal Balance of loans	11,894,452.65
One Payment Number of loans	103
Two Payments Principal Balance of loans	1,805,812.25
Two Payments Number of loans	20
Three+ Payments Principal Balance of loans	9,560,011.18
Three+ Payments Number of loans	94

Two Payments-Plus Delinquency Percentage	2.48%
Two Payments-Plus Rolling Average	2.11%

Mortgage Loan Detail
Number of loans purchased or substituted pursuant to Section 2.02	0
Principal Balance of loans purchased or substituted pursuant to Section 2.02	0.00
Number of loans purchased or substituted pursuant to Section 2.04	0
Principal Balance of loans purchased or substituted pursuant to Section 2.04	0.00
Number of loans purchased or substituted pursuant to Section 3.01	0
Principal Balance of loans purchased or substituted pursuant to Section 3.01	0.00
Substitution Adjustment Amounts	0.00
Number outstanding beginning of period	4,197
Number outstanding end of period	3,916
Number of REO as of the end of the Collection Period	10
Principal Balance of REO as of the end of the Collection Period	762,726.74

Overcollateralization
Begin OC Amount	109,413,684.31
OC Release Amount	0.00
Extra Principal Payment Amount	0.00
End OC Amount	109,413,684.31

Target OC Amount	109,413,684.31
Interim OC Amount	109,413,684.31
Interim OC Deficiency	0.00

Monthly Excess Cashflow	1,828,116.18
Principal Payment Amount	39,083,001.33
Principal Collections	39,083,001.33
OC Release Amount	0.00

Other
Stepdown	No
Trigger Event	No
Event of Default	No
Master Servicer Termination Event	No
Cut-Off Date Pool Balance	754,577,133.16
Accrued Servicing Fee unpaid for previous Collection Periods	0.00

Interest Calculations
1 month LIBOR	3.26000%
Class A Formula Rate (1-mo. Libor plus 35bps)	3.61000%
Class A Note Rate	3.61000%
Class M Formula Rate (1-mo. Libor plus 50bps)	3.76000%
Class M Note Rate	3.76000%
Available Funds Cap	7.51398%

Class A Noteholder's Statement
A. Information on Payments
1. Total Payment per $1,000	60.115052
2. Principal Payment per $1,000	58.374802
3. Interest Payment per $1,000	1.740250

B. Calculation of Class A Interest Due & Paid
1. Class A Note Rate	3.61000%
2. Days in Accrual Period	30

3. Class A Interest Due	912,640.83
4. Class A Interest Paid	912,640.83
5. Class A Supplemental Interest Amount Paid	0.00
6. Class A Interest Carry Forward Amount Paid	0.00

7. Class A Unpaid Interest Carry Forward Amount, EOP	0.00
8. Class A Unpaid Supplemental Interest Amount, EOP	0.00

C. Calculation of Class A Principal Due & Paid
1. Class A Note Principal Amount, BOP	303,370,913.12
2. Class A Principal Due	30,613,555.94
3. Class A Principal Paid	30,613,555.94
4. Class A Principal Carry Forward Amount Paid	0.00
5. Class A unpaid Principal Carry Forward Amount	0.00
6. Class A Note Principal Amount, EOP	272,757,357.18

7. Class A Pool Factor
a. Beginning Note Principal Amount as a % of Original Note Principal Amount	57.847632%
b. Ending Note Principal Amount as a % of Original Note Principal Amount	52.010151%
8. Ending Class A Note Principal Amount as a % of the Pool Balance, EOP	59.463082%

Class M Noteholder's Statement
A. Information on Payments
1. Total Payment per $1,000	60.187361
2. Principal Payment per $1,000	58.374802
3. Interest Payment per $1,000	1.812559

B. Calculation of Class M Interest Due & Paid
1. Class M Note Rate	3.76000%
2. Days in Accrual Period	30

3. Class M Interest Due	266,705.39
4. Class M Interest Paid	266,705.39
5. Class M Supplemental Interest Amount Paid	0.00
6. Class M Interest Carry Forward Amount Paid	0.00

7. Class M Unpaid Interest Carry Forward Amount, EOP	0.00
8. Class M Unpaid Supplemental Interest Amount, EOP	0.00

C. Calculation of Class M Principal Due & Paid
1. Class M Note Principal Amount, BOP	85,118,740.64
2. Class M Principal Due	8,589,443.54
3. Class M Principal Paid	8,589,443.54
4. Class M Principal Carry Forward Amount Paid	0.00
5. Class M Unpaid Principal Carry Forward Amount	0.00
6. Class M Note Principal Amount, EOP	76,529,297.10

7. Class M Pool Factor
a. Beginning Note Principal Amount as a % of Original Note Principal Amount	57.847632%
b. Ending Note Principal Amount as a % of Original Note Principal Amount	52.010151%
8. Ending Class M Note Principal Amount as a % of the Pool Balance, EOP	16.683942%

HSBC FINANCE CORPORATION, successor by merger to
Household Finance Corporation ("HSBC Finance")
Household Mortgage Loan Trust 2004-HC1

The undersigned, a duly authorized representative of HSBC Finance
Corporation, successor by merger to Household Finance Corporation ("HSBC Finance"), as Master Servicer ( the "Servicer" ), pursuant to a Sale and Servicing
Agreement dated as of August 27, 2004 (the "Sale and Servicing Agreement"), by and among
Household Mortgage Funding Corporation III, as Depositor, Household Mortgage Loan
Trust 2004-HC1, the Servicer, HSBC Bank USA, National Association as Administrator
and U.S. Bank National Association as Indenture Trustee, does hereby certify with respect to the information set forth below as follows:

1. Capitalized terms used in this Certificate shall have the respective meanings set forth in the Sale and Servicing Agreement.

2. HSBC Finance is, as of the date hereof, the
Master Servicer under the Sale and Servicing Agreement.

3. The undersigned is a Servicing Officer.

4. This Certificate relates to the Payment Date occurring on July 20, 2005.

5. As of the date hereof, to the best knowledge of the undersigned, the
Servicer has performed in all material respects all its obligations under the Sale and Servicing Agreement through the Collection Period preceding such Payment Date.

6. As of the date hereof, to the best knowledge of the undersigned, no
Event of Default has been deemed to have occurred on or prior to such Payment Date.

IN WITNESS WHEREOF, the undersigned has duly executed and delivered this
Certificate the 15th day of July, 2005.

HSBC FINANCE CORPORATION
as Master Servicer,

BY: /s/ J. A. Bevacqua
A Servicing Officer